SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC. 20549



                                    FORM 8-K



                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



    Date of report (Date of earliest event reported) October 23, 1996
                                                    -------------------



                               UNOCAL CORPORATION
--------------------------------------------------------------------------------

             (Exact name of registrant as specified in its charter)



                                    Delaware
--------------------------------------------------------------------------------
                (State or Other Jurisdiction of Incorporation)



           1-8483                                    95-3825062
--------------------------------------------------------------------------------
(Commission File Number)                    (I.R.S. Employer Identification No.)



2141 Rosecrans Avenue, Suite 4000, El Segundo, California            90245
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                              (Zip Code)



                                 (310) 726-7600
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

Item 5.           Other Events



On October 23, 1996, the following news release was issued:




             UNOCAL REPORTS $171 MILLION EARNINGS FOR THIRD QUARTER
             ------------------------------------------------------

         El Segundo, Calif., Oct. 23, 1996 -- Unocal Corporation today reported third quarter 1996 net earnings of $171 million, or 69 cents per common share, reflecting increased worldwide natural gas production, higher crude oil and natural gas sales prices, and improved margins for the company's West Coast petroleum refining and marketing unit.

         The results compare with net earnings of $59 million, or 20 cents per common share, in the third quarter a year ago. Unocal's total revenues for the quarter were $2.6 billion, up from $2.0 billion in the same period of 1995.

         Earnings from operations in the third quarter, excluding special items (detailed in the attached tables), were $153 million, or 61 cents per common share. This compares with adjusted earnings of $50 million, or 17 cents per common share, last year.

         "The solid third quarter performance reflects the success of our focus on key strategic areas in the United States and Southeast Asia," said Roger C. Beach, Unocal chairman and chief executive officer. "We capitalized on higher natural gas prices with increased gas production levels in our Louisiana/Gulf of Mexico, Thailand and Indonesia operations."

         Sales prices for crude oil and natural gas continued above 1995 levels. Worldwide natural gas production grew nearly 6 percent from the second quarter 1996 and nearly 11 percent from a year ago (excluding California).

         "Our third quarter natural gas production from the Louisiana/Gulf of Mexico area grew 6 percent from 700 million cubic feet per day (mmcfd) in 1995 to nearly 740 mmcfd this year," Beach said. "Looking forward, we expect to see further growth in gas production during the fourth quarter when net production from our Thailand operations should average more than 640 mmcfd."

         The improved earnings from oil and gas operations were offset partially by higher dry hole costs that resulted from increased exploration drilling in the U.S.

         Beach noted that Unocal's 76 Products Company unit also continued to post higher sales volumes and increased refinery production of light oil products. "While third quarter 1996 product margins remained above year-ago levels, they were significantly down from the second quarter," Beach said. "This decline has continued into the fourth quarter, and we have maintained our focus on operating efficiency and cost control to help counter the fiercely competitive conditions that have developed in California, which is our key market."

         Refinery production averaged 258,000 barrels per day (b/d), up from 243,000 b/d last year despite curtailments in coker operations at the San Francisco Refinery during part of the quarter. Third quarter marketing sales volumes of light oil products rose 14 percent from last year's levels.

         Production and product sales volumes of agricultural products, while down from the second quarter because of seasonal demand, continued well above year-ago levels.

         Cash flow from operations in the third quarter, before working capital changes, was $449 million, up from $309 million last year. This improvement reflects the improved operating earnings.

         Total debt fell to $3.07 billion, down $636 million from the end of 1995. Our debt-to-total capitalization ratio was 48 percent at the end of the third quarter 1996, down from 56 percent at year-end 1995.

         For the nine months, Unocal's net earnings were $533 million, or $2.08 per common share. This compares with $211 million, or 75 cents per common share, for the first nine months of 1995. Nine-months revenues were $7.57 billion, up from $6.20 billion last year.

         Adjusted earnings from operations, excluding special items (detailed in the attached tables), were $478 million, or $1.85 per common share. This compares with adjusted earnings of $205 million, or 72 cents per common share, for the first nine months of 1995.

NEWS RELEASE



CONDENSED CONSOLIDATED EARNINGS STATEMENT                                                                     UNOCAL CORPORATION
(UNAUDITED)

                                                                              For the Three Months              For the Nine Months
                                                                              Ended September 30                Ended September 30
                                                                           ---------------------------------------------------------
Dollars in millions except per share amounts                                 1996             1995            1996             1995
------------------------------------------------------------------------------------------------------------------------------------

Total revenues (a) .............................................           $2,611           $2,005           $7,573           $6,201
Costs and other deductions (a) .................................            2,360            1,899            6,708            5,839
                                                                           ---------------------------------------------------------

Earnings before income taxes ...................................              251              106              865              362
Income taxes ...................................................               80               47              332              151
                                                                           ---------------------------------------------------------

Net earnings ...................................................           $  171           $   59           $  533           $  211
Dividends on preferred stock ...................................               --                9               18               27
                                                                           ---------------------------------------------------------
Net earnings applicable to common shares .......................           $  171           $   50           $  515           $  184


Earnings per common share assuming no dilution (b)..............           $ 0.69           $ 0.20           $ 2.08           $ 0.75

Earnings per common share assuming full dilution (c)............           $ 0.65           $ 0.22           $ 2.03           $ 0.80

(a)   Includes consumer excise taxes of.........................           $  279           $  228           $  765           $  665
(b)   Based on weighted average common shares
      outstanding  (in millions)................................              249              247              248              246
(c)   During 1995, the effect of assumed conversion
      of preferred stock is antidilutive.

------------------------------------------------------------------------------------------------------------------------------------



CONDENSED CONSOLIDATED BALANCE SHEET
(UNAUDITED)

                                                                                                       Sep. 30              Dec. 31
                                                                                                       -----------------------------
Millions of dollars                                                                                     1996                   1995
------------------------------------------------------------------------------------------------------------------------------------

ASSETS
Cash and cash equivalents ..........................................................                  $  225                  $   94
Other current assets ...............................................................                   1,387                   1,482
Investments and long-term receivables ..............................................                   1,105                   1,101
Properties - net ...................................................................                   6,949                   7,109
Other assets .......................................................................                     143                     105
                                                                                                      ------------------------------
         Total assets ..............................................................                  $9,809                  $9,891

LIABILITIES AND EQUITY
Current portion of long-term debt ..................................................                  $  119                  $    8
Other current liabilities ..........................................................                   1,337                   1,308
Long-term debt and capital lease obligations .......................................                   2,951                   3,698
Deferred Income taxes ..............................................................                     678                     722
Other deferred credits and liabilities .............................................                   1,391                   1,225

Convertible preferred securities ...................................................                     522                    --

Stockholders' equity ...............................................................                   2,811                   2,930
                                                                                                      ------------------------------
         Total liabilities and equity ..............................................                  $9,809                  $9,891


                                    Table 1

NEWS RELEASE



CONDENSED CONSOLIDATED CASH FLOWS                                                                               UNOCAL CORPORATION
(UNAUDITED)

                                                                                    For the Three Months        For the Nine Months
                                                                                      Ended September 30         Ended September 30
                                                                                   -------------------------------------------------
Millions of dollars                                                                  1996         1995           1996          1995
------------------------------------------------------------------------------------------------------------------------------------

CASH FLOWS FROM OPERATING ACTIVITIES
       Cash flow from operations ...........................................       $  449         $ 309        $1,299       $   862
       Working capital and other changes related to operations .............           57             9          (100)         (186)
                                                                                   -------------------------------------------------
             Net cash provided by operating activities .....................          506           318         1,199           676

CASH FLOWS FROM INVESTING ACTIVITIES
       Capital expenditures  (includes dry hole costs) .....................         (318)         (371)         (940)         (967)
       Proceeds from asset sales ...........................................           46             2           585           130
                                                                                   -------------------------------------------------
             Net cash (used) in investing activities .......................         (272)         (369)         (355)         (837)

CASH FLOWS FROM FINANCING ACTIVITIES
       Net increase/(decrease) in long-term debt
             and capital lease obligations .................................         (171)          129          (560)          305
       Dividends paid ......................................................          (59)          (57)         (176)         (174)
       Other ...............................................................           12            17            23            50
                                                                                   -------------------------------------------------
             Net cash provided/used in financing activities ................         (218)           89          (713)          181

Increase in cash and cash equivalents ......................................           16            38           131            20
Cash and cash equivalents at beginning of period ...........................          209           130            94           148
                                                                                   -------------------------------------------------
Cash and cash equivalents at end of period .................................       $  225         $ 168        $  225       $   168





CONDENSED CAPITAL EXPENDITURES
(UNAUDITED)

                                                                            For the Three Months               For the Nine Months
                                                                            Ended September 30                  Ended September 30
                                                                          ----------------------------------------------------------
Millions of dollars                                                       1996             1995               1996             1995
------------------------------------------------------------------------------------------------------------------------------------

Domestic Exploration & Production ..........................              $ 92             $ 139             $ 327            $ 345

Foreign Exploration & Production ...........................               101                79               317               256

76 Products Company ........................................                68               106               157               261

Geothermal & Power Operations ..............................                39                13                91                34

Diversified Businesses .....................................                 8                26                26                48

Corporate & Unallocated ....................................                10                 8                22                23
                                                                          ----------------------------------------------------------
       Total ...............................................              $318             $ 371             $ 940             $ 967


                                    Table 2

NEWS RELEASE

RESULTS OF OPERATIONS FOR                                                                                     UNOCAL CORPORATION
EXPLORATION AND PRODUCTION ACTIVITIES
(UNAUDITED)
                                                                            For the Three Months            For the Three Months
                                                                          Ended September 30, 1996        Ended September 30, 1995
                                                                          ----------------------------------------------------------
                                                                          United                       United
Millions of dollars                                                       States   Foreign   Total     States      Foreign    Total
------------------------------------------------------------------------------------------------------------------------------------

Sales (includes intercompany sales)
        Crude oil and condensate ...........................             $ 161     $ 142     $ 303      $ 167       $111      $ 278
        Natural gas ........................................               196       142       338        135        111        246
        Natural gas liquids ................................                18         4        22         16          3         19
        Other ..............................................                 1         0         1          0          0          0
                                                                          ----------------------------------------------------------
                Total ......................................               376       288       664        318        225        543
Other Revenue ..............................................                 5         8        13         39          4         43
Gain(loss) on assets sales .................................                 3        18        21         (5)         4         (1)
                                                                          ----------------------------------------------------------
                Total revenues .............................               384       314       698        352        233        585

Production costs ...........................................                65        66       131         93         43        136
Exploration expenses .......................................                 8        22        30          6         24         30
Dry hole costs .............................................                38        12        50         22          6         28
Depreciation, depletion & amortization .....................               112        61       173        117         49        166
Other operating expenses ...................................                38         9        47         36         21         57
                                                                         ----------------------------------------------------------
        Results of operations before income tax ............             $ 123      $144     $ 267      $  78       $ 90      $ 168





                                                                         For the Nine Months                 For the Nine Months
                                                                       Ended September 30, 1996           Ended September 30, 1995
                                                                      --------------------------------------------------------------
                                                                       United                           United
                                                                       States     Foreign   Total       States     Foreign    Total
                                                                      --------------------------------------------------------------
Sales (includes intercompany sales)
        Crude oil and condensate .............................         $  496       $415    $  911    $   523       $363     $  886
        Natural gas ..........................................            623        397     1,020        429        320        749
        Natural gas liquids ..................................             51         15        66         51         13         64
        Other ................................................              3          0         3          2          0          2
                                                                       -------------------------------------------------------------
                Total ........................................          1,173        827     2,000      1,005        696      1,701
Other Revenue ................................................             10         21        31         51         21         72
Gain loss on asset sales......................................            118         24       142          4         11         15
                                                                       -------------------------------------------------------------
                Total revenues ...............................          1,301        872     2,173      1,060        728      1,788

Production costs .............................................            230        169       399        302        129        431
Exploration expenses .........................................             19         59        78         26         57         83
Dry hole costs ...............................................             49         18        67         27         19         46
Depreciation, depletion & amortization .......................            342        207       549        374        172        546
Other operating expenses .....................................            113         40       153         98         50        148
                                                                       -------------------------------------------------------------
        Results of operations before income tax ..............         $  548       $379    $  927    $  233        $301     $  534


                                    Table 3

NEWS RELEASE

RESULTS OF OPERATIONS FOR                                                                                     UNOCAL CORPORATION
EXPLORATION AND PRODUCTION ACTIVITIES
(UNAUDITED)
                                                                             For the Three Months            For the Three Months
                                                                             Ended June 30, 1996             Ended June 30, 1995
                                                                         -----------------------------------------------------------
                                                                          United                         United
Millions of dollars                                                       States    Foreign    Total     States    Foreign    Total
------------------------------------------------------------------------------------------------------------------------------------

Sales (includes intercompany sales)
        Crude oil and condensate ...........................               $ 154     $ 150     $ 304     $ 182      $ 126     $ 308
        Natural gas ........................................                 201       128       329       154        102       256
        Natural gas liquids ................................                  18         5        23        17          5        22
        Other ..............................................                   1         0         1         1          0         1
                                                                           ---------------------------------------------------------
                Total ......................................                 374       283       657       354        233       587
Other Revenue ..............................................                   2         5         7         5          9        14
Gain(loss) on asset sales  .................................                 111         0       111        (3)         1        (2)
                                                                           ---------------------------------------------------------
                Total revenues .............................                 487       288       775       356        243       599

Production costs ...........................................                  72        49       121       103         46       149
Exploration expenses .......................................                   7        20        27        10         15        25
Dry hole costs .............................................                   1         3         4         5         11        16
Depreciation, depletion & amortization .....................                 103        84       187       139         48       187
Other operating expenses ...................................                  34        20        54        33         15        48
                                                                           ---------------------------------------------------------
        Results of operations before income tax ............               $ 270     $ 112     $ 382      $  66     $ 108      $ 174




                                                                        For the Three Months                 For the Three Months
                                                                        Ended March 31, 1996                 Ended March 31, 1995
                                                                    ----------------------------------------------------------------
                                                                    United                            United
Millions of dollars                                                 States      Foreign    Total      States       Foreign    Total
------------------------------------------------------------------------------------------------------------------------------------

Sales (includes intercompany sales)
        Crude oil and condensate ...........................        $181        $123        $304        $174        $126        $300
        Natural gas ........................................         226         127         353         140         107         247
        Natural gas liquids ................................          15           6          21          18           5          23
        Other ..............................................           1           0           1           1           0           1
                                                                     ---------------------------------------------------------------
                Total ......................................         423         256         679         333         238         571
Other Revenue ..............................................           3           8          11           7           8          15
Gain on asset sales        .................................           4           6          10          12           6          18
                                                                     ---------------------------------------------------------------
                Total revenues .............................         430         270         700         352         252         604

Production costs ...........................................          93          54         147         106          40         146
Exploration expenses .......................................           4          17          21          10          18          28
Dry hole costs .............................................          10           3          13           0           2           2
Depreciation, depletion & amortization .....................         127          62         189         118          75         193
Other operating expenses ...................................          41          11          52          29          14          43
                                                                     ---------------------------------------------------------------
        Results of operations before income tax ............        $155        $123        $278        $ 89        $103        $192


                                    Table 4

NEWS RELEASE

RESULTS OF OPERATIONS FOR                                                                                       UNOCAL CORPORATION
REFINING, MARKETING AND TRANSPORTATION ACTIVITIES
76 PRODUCTS COMPANY
(UNAUDITED)
                                                                             For the Three Months              For the Nine Months
                                                                              Ended September 30                Ended September 30
                                                                             -------------------------------------------------------
Millions of dollars                                                            1996         1995              1996             1995
------------------------------------------------------------------------------------------------------------------------------------

Sales (includes intercompany sales)
         Gasoline .................................................         $   510         $   404         $ 1,473         $ 1,168
         Jet ......................................................             102              69             294             184
         Diesel ...................................................             174             122             454             293
         Other products ...........................................             207             154             580             589
         Excise tax ...............................................             250             228             735             665
                                                                             -------------------------------------------------------
                  Total ...........................................           1,243             977           3,536           2,899
Other Revenue .....................................................              31              26              93              74
                                                                             -------------------------------------------------------
                  Total revenues ..................................           1,274           1,003           3,629           2,973

Raw materials .....................................................             514             406           1,485           1,235
Product purchases .................................................             216             140             559             434
Manufacturing & operating expense .................................             117             113             355             355
Selling, administrative & general .................................              75              68             237             208
Depreciation & amortization .......................................              36              28             107              80
Excise tax ........................................................             250             228             735             665
Other expense .....................................................               7              10              23              31
                                                                             -------------------------------------------------------
                  Total expenses ..................................         $ 1,215         $   993         $ 3,501         $ 3,008

         Results of operations before income tax ..................         $    59         $    10         $   128         $   (35)




                                                                             For the Three Months              For the Three Months
                                                                                Ended June 30                     Ended March 31
                                                                             -------------------------------------------------------
Millions of dollars                                                          1996            1995             1996             1995
------------------------------------------------------------------------------------------------------------------------------------

Sales (includes intercompany sales)
         Gasoline ...............................................         $   558         $   410          $   405          $   354
         Jet ....................................................              81              55              111               60
         Diesel .................................................             150              96              130               75
         Other products .........................................             202             226              171              209
         Excise tax .............................................             250             228              235              209
                                                                          ----------------------------------------------------------
                  Total .........................................           1,241           1,015            1,052              907
Other Revenue ...................................................              37              25               25               23
                                                                           ---------------------------------------------------------
                  Total revenues ................................           1,278           1,040            1,077              930

Raw materials ...................................................             504             470              467              359
Product purchases ...............................................             187             128              156              166
Manufacturing & operating expense ...............................             123             114              115              128
Selling, administrative & general ...............................              87              72               75               68
Depreciation & amortization .....................................              39              26               32               26
Excise tax ......................................................             250             228              235              209
Other expense ...................................................               8              12                8                9
                                                                          ----------------------------------------------------------
                  Total expenses ................................         $ 1,198         $ 1,050          $ 1,088          $   965

         Results of operations before income tax ................         $    80         $   (10)         $   (11)         $   (35)


                                    Table 5

NEWS RELEASE

                                                                                                               UNOCAL CORPORATION

OPERATING HIGHLIGHTS
(UNAUDITED)
                                                                                For the Three Months            For the Nine Months
                                                                                 Ended September 30             Ended September 30
                                                                              ------------------------------------------------------
                                                                                 1996           1995            1996           1995
------------------------------------------------------------------------------------------------------------------------------------

Net daily production
       Crude oil and condensate (thousand barrels daily):
          United States  (a) .......................................            86.1           123.6            98.9           126.4
          Foreign:
               Far East  (b) .......................................            82.2            81.9            82.4            84.6
               Other ...............................................            27.2            29.6            27.6            30.3
                                                                               -----------------------------------------------------
                      Total Foreign ................................           109.4           111.5           110.0           114.9
                                                                               -----------------------------------------------------
    Worldwide ......................................................           195.5           235.1           208.9           241.3

Natural gas (million cubic feet daily):
          United States  (a) .......................................           1,099           1,077           1,091           1,109
          Foreign:
               Far East  (b) .......................................             667             577             626             597
               Other ...............................................              63              55              71              48
                                                                               -----------------------------------------------------
                      Total Foreign ................................             730             632             697             645
                                                                               -----------------------------------------------------
    Worldwide ......................................................           1,829           1,709           1,788           1,754

Natural gas liquids (thousand barrels daily)  (a) ..................            19.3            20.2            19.6            21.4

Geothermal (million kilowatt-hours daily) ..........................            21.0            17.7            17.3            16.0



Average sales prices
       Crude oil and condensate (per barrel):
          United States ....................................         $   20.01         $   14.83         $   18.31         $   15.17
          Foreign:
               Far East ....................................         $   18.89         $   15.26         $   18.32         $   16.11
               Other .......................................         $   19.89         $   15.12         $   18.53         $   15.84
                      Total Foreign ........................         $   19.21         $   15.21         $   18.39         $   16.01
                                                                     ---------------------------------------------------------------
    Worldwide ..............................................         $   19.62         $   14.98         $   18.34         $   15.51

Natural gas (per mcf):
          United States ....................................         $    2.09         $    1.43         $    2.20         $    1.49
          Foreign:
               Far East ....................................         $    2.27         $    2.05         $    2.23         $    2.00
               Other .......................................         $    2.05         $    1.21         $    1.82         $    1.14
                      Total Foreign ........................         $    2.25         $    1.97         $    2.18         $    1.94
                                                                     ---------------------------------------------------------------
    Worldwide ..............................................         $    2.15         $    1.64         $    2.20         $    1.66

 (a)   Includes production from California upstream properties of:
          Crude oil and condensate                                         1.0              28.7              10.9              29.4
          Natural gas                                                        0                58                17                64
          Natural gas liquids                                              0.0               0.7               0.2               1.1

 (b)   Includes host country share in Indonesia of:
          Crude oil and condensate                                        26.4              33.0              26.8              31.7
          Natural gas                                                       29                20                26                23

                                    Table 6

NEWS RELEASE



OPERATING HIGHLIGHTS  (continued                                                                                UNOCAL CORPORATION

(UNAUDITED)

                                                                                        For the Three Months     For the Nine Months
                                                                                        Ended September 30       Ended September 30
                                                                                ----------------------------------------------------
                                                                                         1996         1995         1996         1995
------------------------------------------------------------------------------------------------------------------------------------

Input to crude oil processing units (thousand barrels daily) ...................          229          220          231          207

Refinery production  (thousand barrels daily)
          EPA gasoline .........................................................           31          120           52          107
          CARB  gasoline .......................................................           90            0           64            0
          Jet fuel, kerosene and heating oil ...................................           33           29           36           21
          Diesel fuel ..........................................................           19           14           21           12
          CARB  Diesel fuel ....................................................           27           27           24           24
          Other products  (lubricants, gas oils, etc.) .........................           58           53           61           62
                                                                                      ----------------------------------------------
                    Total ......................................................          258          243          258          226

Petroleum product sales  (thousand barrels daily)
       Marketing  (a)
          EPA gasoline .........................................................           27          116           67          116
          CARB  gasoline .......................................................          103            0           64            0
          Diesel fuel ..........................................................           15           12           14           12
          CARB  Diesel fuel ....................................................           20           17           16           15
          Other  (includes lube oil, kerosene and fuel oil) ....................            7            7            7            7
                                                                                      ----------------------------------------------
                    Total ......................................................          172          152          168          150

       Product supply and refinery  (b)
          EPA gasoline .........................................................            4           31            9           23
          CARB  gasoline .......................................................           21            0           12            0
          Jet fuel .............................................................           38           32           40           29
          Diesel fuel ..........................................................           14           14           14           10
          CARB  Diesel fuel ....................................................           15           11           12            6
          Other products (includes petroleum coke, gas oil, etc.) ..............           34           35           36           42
                                                                                      ----------------------------------------------
                    Total ......................................................          126          123          123          110

                                                                                      ----------------------------------------------
                                    Total petroleum product sales ..............          298          275          291          260


Agricultural products production volumes  (thousand tons)
          Ammonia ..............................................................          360          296        1,089          988
          Urea .................................................................          275          242          845          806
          Other products .......................................................          149          169          494          583

Agricultural products sales volumes  (thousand tons)
          Ammonia ..............................................................          206          106          574          500
          Urea .................................................................          198          247          779          773
          Other products .......................................................          302          255          971          962



(a)  Primarily sold through retail channels
(b)  Primarily sold through wholesale or commercial channels




                                    Table 7

NEWS RELEASE



EARNINGS BY BUSINESS SEGMENT                                                                                  UNOCAL CORPORATION
(Unaudited)




                                                                                         3rd Quarter of 1996     3rd Quarter of 1995
                                                                                      ----------------------------------------------
Millions of dollars                                                                      Before-tax  After-tax  Before-tax After-tax
------------------------------------------------------------------------------------------------------------------------------------

PETROLEUM
   Exploration and Production
      United States ....................................................................     $ 123      $  77      $  78      $  49
      Foreign ..........................................................................       144        100         90         50

   Refining, Marketing and Transportation
      76 Products ......................................................................        59         37         10         12

GEOTHERMAL AND POWER OPERATIONS ........................................................        15          6         13          6

DIVERSIFIED BUSINESSES
      Agricultural Products ............................................................        31         20          5          3
      Carbon and Minerals ..............................................................        15         13         15         13
      Pipelines ........................................................................        17         14         19         15
      Other ............................................................................        16         10          3          2

CORPORATE AND UNALLOCATED
      Administrative and general expense ...............................................       (33)       (21)       (34)       (22)
      Net interest expense .............................................................       (62)       (37)       (68)       (50)
      Environmental and litigation expense .............................................       (60)       (37)       (16)       (10)
      Other ............................................................................       (14)       (11)        (9)        (9)
                                                                                             ---------------------------------------
            Total ......................................................................     $ 251      $ 171      $ 106      $  59
                                                                                             =======================================
EXPLORATION AND PRODUCTION - this segment is engaged in the exploration for, and the  production  and  marketing  of, crude oil,  condensate,  natural gas and natural gas liquids.

REFINING, MARKETING AND TRANSPORTATION
   76  PRODUCTS  COMPANY  - this  segment  is  principally  responsible  for the
       company's  West  Coast  petroleum  refining  operations,   marketing  and
       transportation  of refined  petroleum  products and the manufacturing and marketing of petroleum coke.

GEOTHERMAL AND POWER - this segment is involved in the exploration  for, and the
   production   and  sale  of  geothermal   resources  for  the   generation  of
   electricity.

DIVERSIFIED BUSINESSES:
   AGRICULTURAL PRODUCTS - manufactures and markets  nitrogen-based  fertilizers for wholesale markets to the western United States and to the Pacific Rim.
   CARBON AND MINERALS - produces and markets  petroleum coke (other than on the
      West Coast), graphites, solvents and specialty minerals.
   PIPELINES - principally includes the company's equity interests in affiliated pipeline companies.
   OTHER- includes  the  development  and   sale of real  estate  assets and the
      company's    equity  interest  in The  UNO-VEN   Company,  a refining  and
      marketing partnership in the midwestern United States.



                             Table 8

NEWS RELEASE

SPECIAL ADJUSTMENTS                                                                                            UNOCAL CORPORATION
(Unaudited)







                                                                             3rd Quarter of 1996              3rd Quarter of 1995
                                                                      --------------------------------------------------------------
Dollars in millions except per share amounts                              Before-tax         After-tax      Before-tax    After-tax
------------------------------------------------------------------------------------------------------------------------------------

Reported earnings ..................................................          $ 251           $ 171           $ 106           $  59
Less: Special items
         EXPLORATION & PRODUCTION
            UNITED STATES
               Asset Sales .........................................              4               3              (1)             (1)
               Florida and Alaska OCS settlement ...................             --              --              29              18
            FOREIGN
               Asset Sales .........................................             18              37               1              --
         76 PRODUCTS
               Asset Sales .........................................              1               1              --              --
               Litigation provision ................................             (2)             (2)             --              --
               Other ...............................................              4               3              --              --
         GEOTHERMAL AND POWER OPERATIONS
               Asset Sales .........................................             --              --               2               2
         DIVERSIFIED BUSINESSES
            OTHER
                 Asset sales .......................................             13               8              --              --
         CORPORATE & UNALLOCATED
               Asset Sales .........................................              1              --              --              --
               Environmental provision .............................            (20)            (12)             (2)             (1)
               Litigation provision ................................            (31)            (20)             (7)             (5)
               Other ...............................................             --              --              --              (4)
                                                                              ------------------------------------------------------
     Total special items ...........................................            (12)             18              22               9
                                                                              ------------------------------------------------------
ADJUSTED EARNINGS ..................................................          $ 263           $ 153           $  84           $  50
Less: Dividends on preferred stock .................................                             --                               9
                                                                              ------------------------------------------------------
ADJUSTED NET EARNINGS APPLICABLE TO COMMON SHARES ..................                            153                              41
                                                                              ------------------------------------------------------
ADJUSTED NET EARNINGS PER COMMON SHARE .............................                          $0.61                           $0.17



                                    Table 9

NEWS RELEASE


EARNINGS BY BUSINESS SEGMENT                                                                                     UNOCAL CORPORATION
EXCLUDING  SPECIAL ADJUSTMENTS
(Unaudited)



                                                                       3rd Quarter of 1996                    3rd Quarter of 1995
                                                                    ----------------------------------------------------------------
Millions of dollars                                                     Before-tax        After-tax         Before-tax     After-tax
------------------------------------------------------------------------------------------------------------------------------------

PETROLEUM
   Exploration and Production
      United States ............................................           $ 119            $  74            $  50            $  32
      Foreign ..................................................             126               63               89               50

   Refining, Marketing and Transportation
      76 Products ..............................................              56               35               10               12

GEOTHERMAL AND POWER OPERATIONS ................................              15                6               11                4

DIVERSIFIED BUSINESSES
      Agricultural Products ....................................              31               20                5                3
      Carbon and Minerals ......................................              15               13               15               13
      Pipelines ................................................              17               14               19               15
      Other ....................................................               3                2                3                2

CORPORATE AND UNALLOCATED
      Administrative and general expense .......................             (33)             (21)             (34)             (22)
      Net interest expense .....................................             (62)             (37)             (68)             (50)
      Environmental and litigation expense .....................              (9)              (5)              (7)              (4)
      Other ....................................................             (15)             (11)              (9)              (5)
                                                                           ---------------------------------------------------------
            Total ..............................................           $ 263            $ 153            $  84            $  50
                                                                           =========================================================

                                    Table 10

NEWS RELEASE

EARNINGS BY BUSINESS SEGMENT                                                                                    UNOCAL CORPORATION
(Unaudited)




                                                                         First Nine Months of 1996        First Nine Months of 1995
                                                                     ---------------------------------------------------------------
Millions of dollars                                                       Before-tax     After-tax           Before-tax    After-tax
------------------------------------------------------------------------------------------------------------------------------------

Petroleum
   EXPLORATION AND PRODUCTION
      United States ............................................           $ 548            $ 341            $ 233            $ 145
      Foreign ..................................................             379              232              301              163

   Refining, Marketing and Transportation
      76 Products ..............................................             128               80              (35)              (5)

GEOTHERMAL AND POWER OPERATIONS ................................              33               15               39               21

DIVERSIFIED BUSINESSES
      Agricultural Products ....................................             113               73               88               55
      Carbon and Minerals ......................................              52               40               55               40
      Pipelines ................................................              64               51               63               50
      Other ....................................................              21               13               14                9

CORPORATE AND UNALLOCATED
      Administrative and general expense .......................             (87)             (55)             (91)             (57)
      Net interest expense .....................................            (197)            (135)            (199)            (140)
      Environmental and litigation expense .....................            (136)             (84)             (92)             (57)
      Other ....................................................             (53)             (38)             (14)             (13)
                                                                           ---------------------------------------------------------
            Total ..............................................           $ 865            $ 533            $ 362            $ 211
                                                                           =========================================================

                                    Table 11

NEWS RELEASE


SPECIAL ADJUSTMENTS                                                                                             UNOCAL CORPORATION
(Unaudited)






                                                                              First Nine Months of 1996    First Nine Months of 1995
                                                                           ---------------------------------------------------------
Dollars in millions except per share amounts                                   Before-tax      After-tax      Before-tax   After-tax
------------------------------------------------------------------------------------------------------------------------------------

Reported earnings ......................................................         $ 865          $ 533          $ 362          $ 211
Less: Special items
       EXPLORATION AND PRODUCTION
          UNITED STATES
             Asset Sales ...............................................             8              5              8              5
             Sale of  California oil and gas  properties* ...............          110             68             --             --
             Asset write-downs .........................................            --             --            (13)            (8)
             Florida and Alaska OCS settlement .........................            --             --             29             18
          FOREIGN
             Asset Sales ...............................................            24             41              6              3
       76 PRODUCTS
             Asset Sales ...............................................             1              1             --             --
             Sale of  California oil and gas  properties ...............             4              2             --             --
             Litigation ................................................            (3)            (2)            --             --
             Environmental .............................................            --             --             --             --
             Asset write-downs .........................................            (6)            (4)            --             --
             Other .....................................................            11              7             --             --
       GEOTHERMAL AND POWER OPERATIONS
             Asset Sales ...............................................            --             --              9              7
       DIVERSIFIED BUSINESSES
          ASSET SALES
               Pipeline ................................................            12              7             --             --
               Agricultural Products ...................................            --             --              6              4
               Other ...................................................            13              8              2              1
       CORPORATE AND UNALLOCATED
             Asset Sales ...............................................             2              1             29             18
             Environmental provision ...................................           (62)           (38)           (31)           (19)
             Litigation provision ......................................           (51)           (32)           (27)           (17)
             Asset write-downs .........................................            --             --             (3)            (2)
             Other .....................................................           (11)            (9)            --             (4)
                                                                                 ---------------------------------------------------
     Total special items ...............................................            52             55             15              6

ADJUSTED EARNINGS ......................................................         $ 813          $ 478          $ 347          $ 205
Less: Dividends on preferred stock .....................................                           18                            27
                                                                                 --------------------------------------------------
ADJUSTED NET EARNINGS APPLICABLE TO COMMON SHARES ......................                          460                           178
                                                                                 ---------------------------------------------------
ADJUSTED NET EARNINGS PER COMMON SHARE .................................                        $1.85                         $0.72

* Net of provision for environmental remediation of $17 million before-tax and $10 milion after-tax.


                                    Table 12

NEWS RELEASE


EARNINGS BY BUSINESS SEGMENT                                                                                     UNOCAL CORPORATION
EXCLUDING  SPECIAL ADJUSTMENTS
(Unaudited)



                                                                         First Nine Months of 1996         First Nine Months of 1995
                                                                       -------------------------------------------------------------
Millions of dollars                                                        Before-tax     After-tax         Before-tax    After-tax
------------------------------------------------------------------------------------------------------------------------------------

Petroleum
   EXPLORATION AND PRODUCTION
      United States ............................................           $ 430            $ 268              209            $ 130
      Foreign ..................................................             355              191              295              160

   Refining, Marketing and Transportation
      76 Products ..............................................             121               76              (35)              (5)

GEOTHERMAL AND POWER OPERATIONS ................................              33               15               30               14

DIVERSIFIED BUSINESSES
      Agricultural Products ....................................             113               73               82               51
      Carbon and Minerals ......................................              52               40               55               40
      Pipelines ................................................              52               44               63               50
      Other ....................................................               8                5               12                8

CORPORATE AND UNALLOCATED
      Administrative and general expense .......................             (87)             (55)             (91)             (57)
      Net interest expense .....................................            (197)            (135)            (199)            (140)
      Environmental and litigation expense .....................             (23)             (14)             (34)             (21)
      Other ....................................................             (44)             (30)             (40)             (25)
                                                                           ---------------------------------------------------------
            Total ..............................................           $ 813            $ 478            $ 347            $ 205
                                                                           =========================================================

                                    Table 13

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                           UNOCAL CORPORATION
                                                    (Registrant)


Dated:  October 23, 1996               By:   /s/ CHARLES S. MCDOWELL
                                            -----------------------
                                                Charles S. McDowell
                                                Vice President and Comptroller
                                                (Duly Authorized Officer and
                                                Principal Accounting Officer)